SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) February 28,
1997

Residential Funding Mortgage Securities I, Inc. (as company under the Pooling and Servicing Agreements listed under Item 5 hereto)



            Residential Funding Mortgage Securities I, Inc.
         (Exact name of registrant as specified in its charter)

        DELAWARE                333-4846         75-2006294
(State or other jurisdiction   (Commission)    (I.R.S. employer
of incorporation)               file number)  identification no.)



8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN   55437
(Address of principal executive offices)               (Zip code)


Registrant's telephone number, including area code (612) 832-7000



(Former name or former address, if changed since last report)

                                          Exhibit Index Located on Page 3




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Items 1  through  4 and  Items 6 and 8 are not  included  because  they  are not applicable.


Item 5. Other Events. The following Pooling and Servicing Agreements of the Registrant were amended to provide in each case for authorization and issuance of a class of securities representing the rights in and to the Excess Spread (as such term is defined in the respective Pooling and Servicing Agreement):

1. Pooling and Servicing Agreement, dated as of October 1, 1995 among Residential Funding Mortgage Securities I, Inc., as company ("RFMSI"), Residential Funding Corporation, as master servicer ("RFC"), and The First National Bank of Chicago, as Trustee ("First Chicago").

2. Pooling and Servicing Agreement, dated as of October 1, 1995 among RFMSI, RFC and Bankers Trust Company, as Trustee ("Bankers Trust").

3. Pooling and Servicing Agreement, dated as of November 1, 1995 among RFMSI, RFC and Bankers Trust.

4. Pooling and Servicing Agreement, dated as of November 1, 1995 among RFMSI, RFC and First Chicago.

5. Pooling and Servicing Agreement, dated as of December 1, 1995 among RFMSI, RFC and First Chicago.

6. Pooling and Servicing Agreement, dated as of December 1, 1995 among RFMSI, RFC and Bankers Trust.

7. Pooling and Servicing Agreement, dated as of January 1, 1996 among RFMSI, RFC and Bankers Trust.

8. Pooling and Servicing Agreement, dated as of January 1, 1996 among RFMSI, RFC and First Chicago.

9. Pooling and Servicing Agreement, dated as of January 1, 1996 among RFMSI, RFC and Bankers Trust.

10. Pooling and Servicing Agreement, dated as of February 1, 1996 among RFMSI, RFC and Bankers Trust.

11. Pooling and Servicing Agreement, dated as of February 1, 1996 among RFMSI, RFC and First Chicago.

12. Pooling and Servicing Agreement, dated as of March 1, 1996 among RFMSI, RFC and First Chicago.

13. Pooling and Servicing Agreement, dated as of March 1, 1996 among RFMSI, RFC and Bankers Trust.



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14.             Pooling and Servicing Agreement, dated as of March 1,
                1996 among RFMSI, RFC and First Chicago.

15. Pooling and Servicing Agreement, dated as of April 1, 1996 among RFMSI, RFC and Bankers Trust.

16. Pooling and Servicing Agreement, dated as of May 1, 1996 among RFMSI, RFC and Bankers Trust.

17. Pooling and Servicing Agreement, dated as of April 1, 1996 among RFMSI, RFC and First Chicago.

18. Pooling and Servicing Agreement, dated as of May 1, 1996 among RFMSI, RFC and Bankers Trust.

19. Pooling and Servicing Agreement, dated as of June 1, 1996 among RFMSI, RFC and First Chicago.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                (a)      Not applicable

                (b)      Not applicable

                (c) Exhibit (executed copies) - The following execution copies of Amendment No. 1 to the specified Pooling and Servicing
Agreements of the Registrant:


Exhibit
Number


10.1 Amendment No. 1, dated as of February 1, 1997, to the Pooling and Servicing Agreement, dated as of October 1, 1995 among Residential Funding Mortgage Securities I, Inc., as company ("RFMSI"), Residential Funding Corporation, as master servicer ("RFC"), and The First National Bank of Chicago, as Trustee ("First Chicago").

10.2 Amendment No. 1, dated as of February 1, 1997, to the Pooling and Servicing Agreement, dated as of October 1, 1995 among RFMSI, RFC and Bankers Trust Company, as Trustee ("Bankers Trust").

10.3 Amendment No. 1, dated as of February 1, 1997, to the Pooling and Servicing Agreement, dated as of November 1, 1995 among RFMSI, RFC and Bankers Trust.



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10.4            Amendment No. 1, dated as of February 1, 1997,
                to the Pooling and Servicing Agreement,
                dated as of November 1, 1995 among RFMSI, RFC and First Chicago.

10.5 Amendment No. 1, dated as of February 1, 1997, to the Pooling and Servicing Agreement, dated as of December 1, 1995 among RFMSI, RFC and First Chicago.

10.6 Amendment No. 1, dated as of February 1, 1997, to the Pooling and Servicing Agreement, dated as of December 1, 1995 among RFMSI, RFC and Bankers Trust.

10.7 Amendment No. 1, dated as of February 1, 1997, to the Pooling and Servicing Agreement, dated as of January 1, 1996 among RFMSI, RFC and Bankers Trust.

10.8 Amendment No. 1, dated as of February 1, 1997, to the Pooling and Servicing Agreement, dated as of January 1, 1996 among RFMSI, RFC and First Chicago.

10.9 Amendment No. 1, dated as of February 1, 1997, to the Pooling and Servicing Agreement, dated as of January 1, 1996 among RFMSI, RFC and Bankers Trust.

10.10 Amendment No. 1, dated as of February 1, 1997, to the Pooling and Servicing Agreement, dated as of February 1, 1996 among RFMSI, RFC and Bankers Trust.

10.11 Amendment No. 1, dated as of February 1, 1997, to the Pooling and Servicing Agreement, dated as of February 1, 1996 among RFMSI, RFC and First Chicago.

10.12 Amendment No. 1, dated as of February 1, 1997, to the Pooling and Servicing Agreement, dated as of March 1, 1996 among RFMSI, RFC and First Chicago.

10.13 Amendment No. 1, dated as of February 1, 1997, to the Pooling and Servicing Agreement, dated as of March 1, 1996 among RFMSI, RFC and Bankers Trust.

10.14 Amendment No. 1, dated as of February 1, 1997, to the Pooling and Servicing Agreement, dated as of March 1, 1996 among RFMSI, RFC and First Chicago.


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10.15           Amendment No. 1, dated as of February 1, 1997,
                to the Pooling and Servicing Agreement,
                dated as of April 1, 1996 among RFMSI, RFC and Bankers Trust.

10.16 Amendment No. 1, dated as of February 1, 1997, to the Pooling and Servicing Agreement, dated as of May 1, 1996 among RFMSI, RFC and Bankers Trust.

10.17 Amendment No. 1, dated as of February 1, 1997, to the Pooling and Servicing Agreement, dated as of April 1, 1996 among RFMSI, RFC and First Chicago.

10.18 Amendment No. 1, dated as of February 1, 1997, to the Pooling and Servicing Agreement, dated as of May 1, 1996 among RFMSI, RFC and Bankers Trust.

10.19 Amendment No. 1, dated as of February 1, 1997, to the Pooling and Servicing Agreement, dated as of June 1, 1996 among RFMSI, RFC and First Chicago.



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                                   SIGNATURES



                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       RESIDENTIAL FUNDING MORTGAGE
                                       SECURITIES I, INC.



                                       By: /s/ Diane S. Wold
                                       Name:   Diane S. Wold
                                       Title:  Vice President


Dated:  March __, 1997




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                                  Exhibit 10.1



             Amendment No. 1 to the Pooling and Servicing Agreement




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                                  Exhibit 10.2



             Amendment No. 1 to the Pooling and Servicing Agreement




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                                  Exhibit 10.3



             Amendment No. 1 to the Pooling and Servicing Agreement




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                                  Exhibit 10.4



             Amendment No. 1 to the Pooling and Servicing Agreement




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                                                         2

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                                  Exhibit 10.5



             Amendment No. 1 to the Pooling and Servicing Agreement




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                                  Exhibit 10.6



             Amendment No. 1 to the Pooling and Servicing Agreement




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                                  Exhibit 10.7



             Amendment No. 1 to the Pooling and Servicing Agreement




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                                  Exhibit 10.8



             Amendment No. 1 to the Pooling and Servicing Agreement




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                                  Exhibit 10.9



             Amendment No. 1 to the Pooling and Servicing Agreement




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                                  Exhibit 10.10



             Amendment No. 1 to the Pooling and Servicing Agreement




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                                                         2

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                                  Exhibit 10.11



             Amendment No. 1 to the Pooling and Servicing Agreement




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                                  Exhibit 10.12



             Amendment No. 1 to the Pooling and Servicing Agreement




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                                  Exhibit 10.13



             Amendment No. 1 to the Pooling and Servicing Agreement




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                                                         2

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                                  Exhibit 10.14



             Amendment No. 1 to the Pooling and Servicing Agreement




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                                  Exhibit 10.15



             Amendment No. 1 to the Pooling and Servicing Agreement




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                                  Exhibit 10.16



             Amendment No. 1 to the Pooling and Servicing Agreement




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                                  Exhibit 10.17



             Amendment No. 1 to the Pooling and Servicing Agreement




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                                                         2

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                                  Exhibit 10.18



             Amendment No. 1 to the Pooling and Servicing Agreement




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                                  Exhibit 10.19



             Amendment No. 1 to the Pooling and Servicing Agreement




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